UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Transcend Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSCEND SERVICES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 19, 2009

To the Stockholders:

The annual meeting of stockholders (the “Annual Meeting”) of Transcend Services, Inc. (the “Company”) will be held on May 19, 2009 at The Buckhead Club, The Sovereign Building, 3344 Peachtree Road, Suite 2600, Atlanta, GA 30326-4805 at 11:30 a.m. eastern time for the following purposes:

1.	To elect a Board of Directors consisting of seven members to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

2.	To approve the 2009 Stock Incentive Plan set forth as Exhibit A to the Proxy Statement.

3.	To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm to audit the accounts of the Company for the year ending December 31, 2009.

4.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 31, 2009 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

By order of the Board of Directors,

LANCE CORNELL Secretary

Atlanta, Georgia

April 6, 2009

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2009:

This proxy statement and our 2008 Annual Report on Form 10-K are available at www.proxyvote.com.

TRANSCEND SERVICES, INC.

One Glenlake Parkway, Suite 1325

Atlanta, Georgia 30328

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held On May 19, 2009

GENERAL

This Proxy Statement and the accompanying form of Proxy are being furnished to the stockholders of record of Transcend Services, Inc. (the “Company” or “Transcend”) as of March 31, 2009 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 19, 2009 at The Buckhead Club, The Sovereign Building, 3344 Peachtree Road, Suite 2600, Atlanta, GA 30326-4805 at 11:30 a.m. eastern time and any postponement or adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. The address of the principal executive offices of the Company is One Glenlake Parkway, Suite 1325, Atlanta, Georgia 30328 and the Company’s telephone number is (678) 808-0600.

Unless otherwise specified, all shares represented by effective proxies will be voted in favor of the (i) election of the seven nominees as Directors of the Company; (ii) approval of the 2009 Stock Incentive Plan; (iii) ratification of the selection of Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2009; and (iv) transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The Board of Directors does not know of any other business to be brought before the meeting, but as to any such other business, proxies will be voted upon any such matters in accordance with the best judgment of the person or persons acting thereunder as to what is in the best interests of the Company.

The cost of soliciting proxies will be borne by the Company. In addition to use of the mail and internet, proxies may be solicited in person, telephone, or via the Internet by Directors and Officers of the Company who will not receive additional compensation for such services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so.

Holders of record of outstanding shares of the Common Stock of the Company at the close of business on March 31, 2009 are entitled to notice of and to vote at the meeting. As of March 31, 2009, there were approximately 235 holders of record of the Company’s Common Stock and 8,481,092 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote. A majority of the shares entitled to vote, whether present in person or by proxy, shall constitute a quorum.

When a quorum is present at the meeting, the affirmative vote of the holders of a majority of the shares having voting power present and voting in person or by proxy shall decide the action proposed in each matter listed in the accompanying Notice of Annual Meeting of Stockholders, except for the election of Directors. The Directors are elected by receiving the highest number of the votes from shareholders at the annual meeting or by proxy from those shareholders who are entitled to vote. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instructions from the beneficial owner, and does not have discretionary power. Abstentions and broker “non-votes” will not be considered “votes cast” on the proposed actions described in the Notice of Annual Meeting of Stockholders and therefore, will not affect the approval of these proposals.

AGENDA ITEM ONE

ELECTION OF DIRECTORS

The Bylaws of Transcend currently provide that the Board of Directors shall consist of not less than one Director, subject to increase or decrease in such number within legal limits by action of the Board of Directors or stockholders. There are presently seven Directors.

The Nominating and Corporate Governance Committee evaluates the size and composition of the Board of Directors on at least an annual basis. The Nominating and Corporate Governance Committee has nominated and recommends for election as Directors the seven nominees set forth below. Each nominee presently serves as a Director of the Company. Directors shall be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. If all of the nominees are elected, the Company’s Board of Directors will have seven members.

Each of the seven nominees has consented to being named in this Proxy Statement and to serve as a Director of the Company if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a Director, the proxies will be voted for such other person as may be designated by the Nominating and Corporate Governance Committee as substitute nominee, but in no event will proxies be voted for more than seven nominees. The Nominating and Corporate Governance Committee has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

The following is a brief description of the background and business experience of each of the nominees for election to the Board of Directors:

Larry G. Gerdes	Mr. Gerdes (age 60) has served as Chairman of the Board of the Company since May 2000, as a Director of the Company since June 1985, as its Chief Executive Officer since May 1993 and its President since April 1, 2005. From June 1985 until December 8, 2003, Mr. Gerdes served as President of the Company. From September 16, 2000 through December 31, 2003, Mr. Gerdes also served as the Company’s Chief Financial Officer. In addition, Mr. Gerdes served as Secretary of the Company between September 16, 2000 and May 22, 2001. From 1991 to 1993, Mr. Gerdes was a private investor and from May 1992 until January 1995, Mr. Gerdes was the Chairman of the Board of Directors of Bottomley and Associates, which merged with Transcend in 1995. Prior to 1991, Mr. Gerdes held various executive positions with HBO & Company, a healthcare information systems company, including Chief Financial Officer and Executive Vice President. Mr. Gerdes serves as a member of the Board of Directors, Chairman of the Finance Committee and member of the Audit, Compensation and Governance Committees of the CME Group (NYSE, NASDAQ: CME), a futures and future-options exchange. Mr. Gerdes also serves on the Board of Directors of Alliance Healthcard, Inc., a provider of consumer discount membership plans (OTC: ALHC.OB). Mr. Gerdes is Chairman of the Board of Directors of the Tommy Nobis System, an organization dedicated to finding employment for persons with disabilities, serves on the Board of Directors of the J. Kyle Braid Leadership Foundation and is a member of the Dean’s Advisory Council for the Kelley School of Business at Indiana University.

Joseph G. Bleser	Mr. Bleser (age 63) has served as a Director of the Company since February 20, 2007. He has been the Managing Member of J. Bleser, LLC, a financial consulting firm, since July 1998. Mr. Bleser served as Chief Financial Officer, Treasurer and Secretary of the Company from January 2004 through April 2005. Prior to July 1998, Mr. Bleser had over fifteen years experience as chief financial officer and other financial executive positions in three separate publicly traded companies and ten years of experience in public accounting with Arthur Andersen LLC, an international public accounting firm. Mr. Bleser is a licensed Certified Public Accountant.

Joseph P. Clayton	Mr. Clayton (age 59) has served as a Director of the Company since May 2000. Mr. Clayton served as Chairman of the Board of Directors of Sirius Satellite Radio (“Sirius”), a satellite radio broadcaster, from November 18, 2004 to July 31, 2008 and served as the President and Chief Executive Officer of Sirius between November 2001 and November 17, 2004. Prior to joining Sirius, Mr. Clayton was President of North American Operations of Global Crossing Ltd. (“Global”), a global provider of integrated internet, data, voice and conferencing services, from September 1999 to November 2001. From 1997 to 1999, Mr. Clayton was the President and Chief Executive Officer of Frontier Corporation (“Frontier”), a provider of telecommunication services that was purchased by Global in 1999. Prior to joining Frontier, Mr. Clayton served as Executive Vice President of Marketing and Sales for the Americas and Asia for Thomson, a consumer electronics company, from 1992 through 1996. Mr. Clayton serves on the Dean’s Advisory Board of the Indiana University Kelley School of Business and as a Trustee of Bellarmine University, Louisville, Kentucky.

James D. Edwards	Mr. Edwards (age 65) has served as a Director of the Company since July 2003. Mr. Edwards retired in 2002 from the position of Managing Partner – Global Market Organization of Arthur Andersen LLC, an international public accounting firm, where he was employed for 38 years. Mr. Edwards serves as a member of: (i) the Board of Directors and Chairman of the Audit Committee of IMS Health Incorporated (NYSE: RX), a global provider of pharmaceutical market intelligence; (ii) the Board of Directors and Chairman of the Audit Committee of Crawford & Company (NYSE: CRDA and CRDB), a global provider of claims management solutions to insurance companies and self-insured entities; and (iii) the Board of Directors of Huron Consulting Group (OTC: HURN), a provider of financial and operational consulting services and (iv) the Board of Directors of Cousins Properties (NYSE:CUZ) a real estate investment trust. Mr. Edwards is a member of the American Institute of Certified Public Accountants.

Walter S. Huff, Jr.	Mr. Huff (age 74) has served as a Director of the Company since October 1993. Mr. Huff was the founder of HBO & Company and served as its Chairman from 1974 until 1990 and Chief Executive Officer from 1974 to 1984 and from 1986 until 1989. Since 1990, Mr. Huff has been a private investor.

Sidney V. Sack	Mr. Sack (age 63) has served as a Director of the Company since August 8, 2006. Mr. Sack has been President and Chief Executive Officer of Salis, Inc., an outsourcing provider of compliance services for sales and use and other transactional taxes since November 2005. He joined Salis, Inc. in November 2004 as Chief Administrative Officer, where he served until August 2005. Mr. Sack served as Chief Operating Officer of MetaSolv Software, Inc. from March 1999 through March 2001 and as Chief Financial Officer of XcelleNet, Inc. from September 1990 through July 1997. Mr. Sack was employed by Arthur Andersen LLC, an international public accounting firm, from 1970-1980.

Charles E. Thoele	Mr. Thoele (age 73) has served as a Director of the Company since October 1993. Mr. Thoele has been a consultant to Sisters of Mercy Health Systems since February 1991. From 1986 to February 1991, he served as a Director and the Chief Operating Officer of Sisters of Mercy Health Systems. Mr. Thoele is currently Chairman of the Board of St. John’s Mercy Healthcare System in St. Louis, Missouri. Mr. Thoele is a past Chairman of the Catholic Hospital Association.

No Director or Executive Officer of Transcend is related to any other Director or Executive Officer of Transcend.

The Board of Directors recommends a vote “FOR” each of the above nominees.

AGENDA ITEM TWO

APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

The Board of Directors (the “Board”) has approved and adopted, subject to stockholder approval, the Transcend Services, Inc. 2009 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the interests of the Company and its stockholders by providing the Company with the ability to attract, motivate and retain quality employees, directors and consultants upon whose efforts the success and growth of the Company depend heavily. In addition, the Plan allows the Company to provide further incentive for such individuals through stock ownership of the Company’s Common Stock, $.05 par value (“Shares”) and other rights that promote and recognize the financial success and growth of the Company and create value for its stockholders.

Shares Available for Awards. The Board has authorized 400,000 Shares, to be reserved for issuance under the Plan, plus all shares reserved for issuance under the Transcend Services, Inc. 2001, 2003, 2005 and 2007 Stock Incentive Plans (the “Prior Plans”), which are not actually issued under the Prior Plans and which are no longer subject to issuance pursuant to an award issued under the Prior Plans, up to a maximum of the sum of the number of options currently outstanding (912,267) and available for issuance (6,424).

Types of Awards. The Plan provides for the grant of awards in the following forms: (i) Incentive Stock Options (“ISO’s”) available only to employees, (ii) Non-Qualified Stock Options (“NQSO’s”), (iii) Restricted Stock Awards (“RSA’s”), (iv) Restricted Stock Units (“RSU’s”) and (v) Stock Appreciation Rights (“SAR’s”) (collectively referred to hereafter as “Stock Incentives”).

Duration of the Plan. The Plan expires on the first to occur of the following: (i) the tenth (10th) anniversary of the date the Plan is adopted by the Board (or the tenth (10th) anniversary of the Amendment Date of any subsequent amendment to the Plan if such amendment would require the approval of the stockholders and such approval was obtained, in which event the Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable), or (ii) the date on which all of the Shares reserved under of the Plan have (as a result of the exercise of Stock Incentives granted under the Plan or lapse of all restrictions under RSA’s or RSU’s) been issued or no longer are available for use under the Plan, in which event the Plan also shall terminate on such date. Notwithstanding the foregoing, the Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all RSA’s or RSU’s have vested or been forfeited.

Eligibility. All employees of the Company, its affiliates and its subsidiaries and Board members of the Company are eligible to be granted awards under the Plan. Certain individual consultants, advisors and independent contractors who render services to the Company are also eligible to participate in the Plan. Participants in the Plan will be selected by the Board or the Stock Option and Compensation Committee.

General Terms and Conditions. The Plan requires that each grant of a Stock Incentive be accompanied by an agreement that specifies the terms, conditions and restrictions regarding the participant’s rights to receive Shares in the future and such other terms consistent with the Plan. Each agreement may provide that the participant shall hold such Shares for investment and not with a view of resale or distribution to the public. The grant date for each Stock Incentive shall be the date on which the Board or the Stock Option and Compensation Committee has approved the terms and conditions of the Stock Incentive agreement and determined the recipient and the number of Shares covered by the Stock Incentive.

Each option granted under the Plan shall be exercisable at times set forth in the Stock Incentive agreement, but in no event later than ten (10) years after the grant date. For ISO’s, the exercise prices shall not be less than the fair market value of the Shares on the date of grant. For any participant who is a ten percent (10%) stockholder, the exercise prices shall not be less than 110% of the fair market value of the Shares on the date of grant. For NQSO’s, the exercise prices shall be no less than (1) the minimum price required by state law, (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever is greater.

Payment for Shares of stock pursuant to exercise of an option shall be made in cash or by delivery to the Company of a number of Shares having a fair market value equal to the amount to be tendered, provided that those Shares have been owned by the option holder for at least six months.

RSA’s and RSU’s may have restrictions which lapse based upon service of a participant in the Plan or based upon the attainment of performance goals. Unless otherwise specified in the Stock Incentive agreement, RSA’s and RSU’s shall be entitled to vote and shall receive dividends during the periods of restriction.

Adjustments to Awards. Unless otherwise provided in a Stock Incentive agreement, if a change of control occurs (as defined by the Plan), and the agreements effectuating the change of control do not provide for the assumption or substitution of all Stock Incentives, the Board or the Stock Option and Compensation Committee may take any or all of the following actions effective as of the date of the change of control:

(a)	accelerate the vesting and exercisability of any such non-assumed Stock Incentive;

(b)	unilaterally cancel any such non-assumed Stock Incentive which has not vested and/or which has not become exercisable as of the exercise date;

(c)	unilaterally cancel any such non-assumed Stock Incentive in exchange for whole and/or fractional Shares or cash equal in value to the excess of the fair market value of the Shares that could be purchased subject to such non-assumed Stock Incentive over the exercise price for such Shares;

(d)	unilaterally cancel such non-assumed Stock Incentive but only if the fair market value of the Shares that could be purchased subject to such non-assumed option or RSU does not exceed the aggregate exercise price for such Shares or if the fair market value of the Shares that could be purchased subject to such non-assumed SAR is zero;

(e)	unilaterally cancel such non-assumed Stock Incentive after providing the holder of such non-assumed option or SAR with an opportunity to exercise such non-assumed option or SAR to the extent vested and/or exercisable within a specified period prior to the date of the change of control.

Amendment, Modification, Suspension and Termination. The Plan may be amended by the Board or the Stock Option and Compensation Committee from time to time; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved, except to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits, (b) to extend the maximum life of the Plan or the maximum exercise period, (c) to decrease the minimum exercise price, or (d) to change the designation of individuals eligible for Stock Incentives. Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the exercise price of options issued under the Plan, or a change to the repricing of options provisions) may also be required pursuant to rules promulgated by the National Association of Securities Dealers. The Board or the Stock Option and Compensation Committee also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law

The Plan is set forth in its entirety in EXHIBIT A to this Proxy Statement and is incorporated herein by reference.

The Board of Directors recommends a vote FOR the Transcend Services, Inc. 2009 Stock Incentive Plan.

AGENDA ITEM THREE

APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Grant Thornton LLP has served as the independent registered public accounting firm for the fiscal year ended December 31, 2008, and upon the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009. See also the Audit Committee Disclosure included in this Proxy Statement.

A representative of Grant Thornton LLP will be present at the Annual Meeting of Stockholders and shall have the opportunity to make a statement and to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

ADDITIONAL INFORMATION

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Company’s Board of Directors has four standing committees: the Nominating and Corporate Governance Committee, the Audit Committee, the Stock Option and Compensation Committee, and the Special Transaction Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Governance Committee”), which is comprised of Messrs. Clayton (Chairman), Bleser and Edwards, was established on May 6, 2004 for the purposes of (i) assisting the Board in identifying qualified individuals to become members of the Board of Directors; (ii) determining the composition of the Board of Directors and its committees; (iii) monitoring the process to assess the effectiveness of the Board of Directors and its committees; and (iv) developing and implementing the Company’s corporate governance guidelines. Each of Messrs. Clayton, Bleser and Edwards is “independent” as defined in and required by Rules 4200(a)(14) and 4350(d)(2)(A) of The NASDAQ Stock Market’s listing standards and Section 301 of the Sarbanes-Oxley Act of 2002.

The Nominating and Governance Committee:

•	leads the search for individuals qualified to become members of the Board of Directors and selects director nominees to be presented for approval by the stockholders of the Company;

•	reviews the Board of Directors’ committee structure and recommends to the Board of Directors for its approval Directors to serve as members of each committee;

•	develops and recommends to the Board of Directors for its approval a set of corporate governance guidelines;

•	reviews all related party transactions and all potential conflicts of interest involving members of the Board or management and recommends appropriate action on each such matter to the Board;

•	monitors compliance with the Company’s existing Code of Business Conduct and Ethics Policy and considers any waiver of the provisions thereof;

•	develops and recommends to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees; and

•	reviews on an annual basis compensation for directors serving on the Board of Directors and its committees.

The Nominating and Governance Committee will consider a candidate for Director proposed by a stockholder. A candidate must be highly qualified and be both willing to serve and expressly interested in serving on the Board of Directors. A stockholder wishing to propose a candidate for the Nominating and Governance Committee’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Transcend Services, Inc., One Glenlake Parkway, Suite 1325, Atlanta, Georgia, 30328, Attention: Corporate Secretary no later than January 1, 2010.

The Nominating and Governance Committee shall select individuals, including candidates proposed by stockholders, as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders.

The Nominating and Governance Committee Charter is posted in the Investors section of our website at www.transcendservices.com. The Nominating and Governance Committee held four meetings during the year ended December 31, 2008.

Audit Committee

The Audit Committee of the Board of Directors, which is currently comprised of Messrs. Sack (Chairman), Bleser and Thoele, oversees the accounting and reporting processes of Transcend, including the internal controls related to such processes, and the audits of the financial statements of Transcend. Each of Messrs. Sack, Bleser and Thoele is “independent” as defined in and required by Rules 4200(a)(14) and 4350(d)(2)(A) of The NASDAQ Stock Market’s listing standards and Section 301 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Sack is a financial expert as defined in Item 401(h)(2) of Regulation S-K. The Report of the Audit Committee appears below. The Audit Committee Charter is posted in the Investors section of our website at www.transcendservices.com. The Audit Committee held eight meetings during the year ended December 31, 2008.

Stock Option and Compensation Committee

The Stock Option and Compensation Committee (the “Compensation Committee”), which is comprised of Messrs. Thoele (Chairman) Clayton, and Edwards, acts as administrator of Transcend’s stock option, stock incentive and stock purchase plans and makes recommendations concerning the establishment of additional employee benefit plans for the Company and compensation for Transcend’s Executive Officers and Directors. Each member of the Compensation Committee is “independent” as defined in and required by Rules 4200(a)(14) and 4350(d)(2)(A) of The NASDAQ Stock Market’s listing standards. The Report of the Compensation Committee appears below. The Compensation Committee Charter is posted in the Investors section of our website at www.transcendservices.com. The Compensation Committee held five meetings during the year ended December 31, 2008.

Special Transaction Committee

The Special Transaction Committee, which is comprised of Messrs. Edwards (Chairman), Bleser, Clayton, Sack and Thoele is convened from time to time at the request of the Board to review strategic opportunities for the Company, including acquisition opportunities, and make recommendations to the Board of Directors. The Special Transaction Committee met four times during 2008.

Meetings

The Board of Directors held six meetings during the year ended December 31, 2008. During the year ended December 31, 2008, each Director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he served. The independent members of the Board of Directors met in executive session at four of the six meetings of the Board of Directors held during the year ended December 31,

2008. Although the Company does not have a formal policy regarding the Directors’ attendance at annual meetings, six of seven of the Company’s Directors attended the last annual meeting of stockholders that was held on May 9, 2008.

COMMUNICATIONS WITH THE BOARD

While the Board of Directors does not have a formal process for stockholders to send communications to the Board of Directors, each member of the Board of Directors is receptive to receiving such communications from stockholders. Stockholders may send communications to the attention of any Director at the Company’s office address.

CODE OF BUSINESS CONDUCT AND ETHICS POLICY

The Company’s Board of Directors adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) on February 10, 2003 and reviews it at least annually. The Code of Ethics applies to all Directors, officers and employees of the Company and must be acknowledged in writing by the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Ethics is posted in the Investors section of our website at www.transcendservices.com.

AUDIT COMMITTEE DISCLOSURE

Grant Thornton LLP served as the independent registered public accounting firm for the fiscal year ended December 31, 2008. The Audit Committee has recommended that the stockholders of the Company ratify the appointment of Grant Thornton LLP as its independent registered public accounting firm to audit the accounts of the Company for the year ending December 31, 2009. A representative of Grant Thornton LLP will be present at the Annual Meeting of Stockholders and shall have the opportunity to make a statement and to respond to appropriate questions.

Habif, Arogeti & Wynne, LLP served as the independent registered public accounting firm for the fiscal year ended December 31, 2007. Miller Ray Houser & Stewart LLP, which was acquired by Habif, Arogeti & Wynne, LLP on January 23, 2008, served as the independent registered public accounting firm for the fiscal years ended December 31, 2001 through 2006.

In 2008 and 2009, the Audit Committee reviewed and pre-approved Management’s fee estimates related to the 2008 and 2009 audits, audit-related services, tax compliance services and all other fees. As provided for in the Audit Committee Charter, the Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be performed by the independent public accountants, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of the services described under the captions “Audit-Related Fees”, “Tax Fees” and “All Other Fees” by Grant Thornton LLP is compatible with maintaining the principal accountant’s independence and determined that the independence of Grant Thornton LLP was not and is not impaired by the provision of said services.

Audit Fees

The aggregate fees billed during 2008 by Grant Thornton LLP for professional services rendered for the 2008 audit of the Company’s annual financial statements, including the 2008 audit of the Company’s internal controls over financial reporting and the 2008 reviews of the financial statements included in the Company’s 2008 Quarterly Reports on Form 10-Q were $140,000.

The aggregate fees billed during 2008 by Habif, Arogeti & Wynne, LLP for professional services rendered for the 2007 audit of the Company’s annual financial statements and the 2007 audit of the Company’s internal controls over financial reporting were $178,000. In addition, the Company paid $79,000 during 2007 to Miller Ray Houser & Stewart LLP for the 2007 audit of the Company’s internal controls over financial reporting and the 2007 reviews of the financial statements included in the Company’s 2007 Quarterly Reports on Form 10-Q , respectively.

Audit-Related Fees

The aggregate fees billed by Grant Thornton LLP during 2008 for professional services rendered in conjunction with the Company’s 2007 10-K restatement were $32,000.

Tax Fees

The aggregate fees billed in 2008 by Grant Thornton LLP for professional services rendered in conjunction with federal, state and local income tax return preparation and signature; payroll tax consulting; and sales and use tax consulting were $0.

The aggregate fees billed in 2008 by Habif, Arogeti and Wynne, LLP for professional services rendered in conjunction with federal, state and local income tax return preparation and signature; payroll tax consulting; and sales and use tax consulting were $26,000.

The aggregate fees billed in 2007 by Miller Ray Houser & Stewart LLP for professional services rendered in conjunction with federal, state and local income tax return preparation and signature; payroll tax consulting; and sales and use tax consulting were $46,000.

All Other Fees

The aggregate fees billed during 2008 by Habif, Arogeti and Wynne, LLP for the audit of the Company’s 401(k) plan and related review of the Company’s Form 5500 for said plan were $5,000.

The aggregate fees billed during 2007 by Miller Ray Houser & Stewart LLP for the audit of the Company’s 401(k) plan and related review of the Company’s Form 5500 for said plan and other projects requested were $11,000.

Report of the Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s financial reporting on behalf of the Board. Management is responsible for the system of internal controls and for preparing financial statements. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee Charter is posted in the Investors section of our website at www.transcendservices.com. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K.

We have discussed with Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as amended. In addition, we have received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with Grant Thornton LLP the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit Committee of the Board of Directors of Transcend Services, Inc.

Sidney V. Sack, Chairman

Joseph G. Bleser

Charles E. Thoele

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 28, 2009, certain information with respect to all stockholders known to Transcend to beneficially own more than five percent of the Company’s Common Stock, and information with respect to Transcend Common Stock beneficially owned by each Director of Transcend, each nominee for election as Director, the current Executive Officers included in the Summary Compensation Table set forth under the caption “Executive Compensation,” and all Directors and Executive Officers of Transcend as a group. Unless otherwise indicated, the address of each beneficial owner is c/o Transcend Services, Inc., One Glenlake Parkway, Suite 1325, Atlanta, GA 30328. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage Beneficially Owned (1)
Larry G. Gerdes	985,199	(2)	11.44%
Lance Cornell	72,000	(3)	*
Susan McGrogan	382,282	(4)	*
Leo Cooper	10,000	(5)	*
Joseph G. Bleser	67,546	(6)	*
Joseph P. Clayton	45,375	(7)	*
James D. Edwards	30,000	(8)	*
Walter S. Huff, Jr.	907,849	(9)	10.68%
Sidney V. Sack	15,000	(10)	*
Charles E. Thoele	65,580	(11)	*
Essex Investment Management Company, LLC	730,418	(12)	8.61%
125 High Street
29th Floor
Boston, MA 02110
All Directors and Executive Officers as a group (10 persons)	2,580,831	(13)	29.17%

*	Represents less than 1%

(1)	“Beneficial Ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes shares of Common Stock underlying options to purchase Common Stock which are exercisable within 60 days of February 28, 2009, which date is most practicable for determining beneficial ownership (the “Ownership Date”). Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The ownership percentages of the beneficial owners listed are based upon 8,479,492 shares of Common Stock outstanding as of February 28, 2009 plus options which are currently exercisable or exercisable within 60 days of the Ownership Date.

(2)

Includes 32,720 shares held by Mr. Gerdes’ spouse; 8,000 shares held by the Gerdes Family Partnership LP of which Mr. Gerdes is the General Partner; 2,779 shares held by an investment partnership for which Mr. Gerdes has a 1/8th interest; and 130,000 shares of Common Stock that may be acquired by Mr. Gerdes upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(3)	Includes 1,000 shares held by Mr. Cornell’s spouse and 70,000 shares of Common Stock that may be acquired by Mr. Cornell upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(4)	Includes 38,750 shares of Common Stock that may be acquired by Ms. McGrogan upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(5)	Includes 10,000 shares of Common Stock that may be acquired by Mr. Cooper upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(6)	Includes 15,000 shares of Common Stock that may be acquired by Mr. Bleser upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(7)

Includes 3,832 shares held by Joseph P. Clayton Revocable Trust; 2,779 shares held by an investment partnership in which Mr. Clayton has a 1/8th interest and shares voting power; and 30,000 shares of Common Stock that may be acquired by Mr. Clayton upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(8)	Includes 20,000 shares of Common Stock that may be acquired by Mr. Edwards upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(9)	Includes 20,000 shares of Common Stock that may be acquired by Mr. Huff upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(10)	Includes 15,000 shares of Common Stock that may be acquired by Mr. Sack upon the exercise of stock options exercisable within 60 days of the Ownership Date.

(11)	Includes 45,580 shares held by C. Thoele Lifetime Trust and 20,000 shares of Common Stock that may be acquired by Mr. Thoele upon the exercise of stock options exercisable within 60 days of the Ownership Date.
(12)	Shares owned per Schedule 13G reported to the Securities and Exchange Commission as of December 31, 2008.

(13)	Includes 368,750 shares of Common Stock that may be acquired upon the exercise of stock options exercisable within 60 days of the Ownership Date.

EXECUTIVE OFFICERS

The Executive Officers of the Company are presented below:

NAME	AGE	POSITION WITH THE COMPANY
Larry G. Gerdes	60	Chairman of the Board, Chief Executive Officer and President
Lance Cornell	43	Chief Financial Officer, Chief Accounting Officer, Treasurer and Corporate Secretary
Susan McGrogan	42	Chief Operating Officer
E. Leo Cooper	62	Executive Vice President of Sales and Marketing

Larry G. Gerdes has served as Chairman of the Board of the Company since May 2000, as a Director of the Company since June 1985, as its Chief Executive Officer since May 1993 and its President since April 1, 2005. From June 1985 until December 8, 2003, Mr. Gerdes served as President of the Company. From September 16, 2000 through December 31, 2003, Mr. Gerdes also served as the Company’s Chief Financial Officer. In addition, Mr. Gerdes served as Secretary of the Company between September 16, 2000 and May 22, 2001. From 1991 to 1993, Mr. Gerdes was a private investor and from May 1992 until January 1995, Mr. Gerdes was the Chairman of the Board of Directors of Bottomley and Associates, which merged with Transcend in 1995. Prior to 1991, Mr. Gerdes held various executive positions with HBO & Company, a healthcare information systems company, including Chief Financial Officer and Executive Vice President. Mr. Gerdes holds an MBA from Indiana University and a Bachelor of Science degree from the University of Illinois. Mr. Gerdes also serves as a Director of Alliance Healthcard, Inc., (OTC: ALHC.OB) and The CME Group, (NYSE, NASDAQ: CME).

Lance Cornell has served as Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary since November 1, 2005. Prior to joining Transcend, Mr. Cornell served as Chief Financial Officer beginning November 2000 at Facility Resources, Inc., a private consulting firm specializing in facility-related project management, systems implementations and outsourcing. Prior to that, Mr. Cornell served in chief financial officer and controller positions in two separate publicly traded companies in the healthcare information systems industry. Mr. Cornell is a licensed Certified Public Accountant and holds a Bachelor of Science degree from the University of Colorado.

Susan McGrogan has served as Chief Operating Officer since February 2, 2007 and Senior Vice President of Operations between August 8, 2006 and February 2, 2007. Ms. McGrogan joined Transcend on January 31, 2005 upon the acquisition of Medical Dictation, Inc. (“MDI”). Prior to joining Transcend Services, Ms. McGrogan was President of MDI from May 2003 to January 31, 2005. Prior to starting MDI, Ms. McGrogan held several positions in the transcription field including working as a transcriptionist at Shands Teaching Hospital, and teaching the transcription classes at Career City College in Gainesville, FL. Ms. McGrogan holds a Bachelor of Science degree from the University of Florida.

E. Leo Cooper has served as Executive Vice President of Sales and Marketing since January 18, 2008. Prior to joining Transcend, Mr. Cooper was Vice President of Sales and Marketing for White Plume Technologies, a healthcare software company, from 2003 to 2007. Prior to that, Mr. Cooper was Senior Vice President of Sales and Marketing at Payformance and SOURCECORP, companies which provide processing and software solutions for healthcare and other industries. From 1997 to 1999, Mr. Cooper was Executive Vice President of Sales and Marketing at Transcend Services, Inc. Mr. Cooper spent the first ten years of his career at Xerox in a variety of sales roles. He has a Bachelors degree in Business Administration from the University of Georgia.

Executive Officers are chosen by and serve at the discretion of the Board of Directors of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

The Stock Option and Compensation Committee (the “Compensation Committee”) operates pursuant to a written charter adopted by the Board of Directors. The Charter is posted in the Investors section of our website at www.transcendservices.com. The Compensation Committee reviews and reassesses the adequacy of its charter on an annual basis. The Compensation Committee is responsible for reviewing and approving all compensation and awards to those of our executive officers listed in the Summary Compensation Table below (The “Named Executive Officers”), which include the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Executive Vice President of Sales and Marketing and Senior Vice President – Sales and Marketing.

Overall Philosophy

Our Executive Compensation program is designed to attract, motivate and retain qualified executives, reward outstanding performance and results and align management’s incentives with the interests of our stockholders. We believe that our executive officers should be motivated by the Company’s performance as well as their individual performance.

To accomplish these objectives, our executive compensation program includes three underlying components: base salary, short-term cash incentives and long-term equity-based incentives. The following sections describe the process of setting executive compensation, the compensation elements, how these elements are determined, why we choose to pay each element and how each element relates to the Company’s overall compensation philosophy.

Compensation Process

During 2008, our Chief Financial Officer (“CFO”) conducted a survey of salaries and bonuses paid to Executive Officers by our publicly traded competitors and other public companies in similar industries. The competitors were Medquist, Inc., Spheris, Inc. and Nuance Communications, Inc. These competitors had revenues significantly in excess of ours, but based on industry similarities, management believed it was appropriate to compare each of these competitors’ executive compensation. The other public companies surveyed were A.D.A.M., AMICAS, Health Grades, Healthstream, Matria Healthcare, Mediware, Merge Healthcare and Providence Service Corporation. These companies were chosen because they were in similar industries and, except for Matria Healthcare and Providence Service Corporation, their annual revenues were similar to ours.

The CFO also compared our Executive Officers’ compensation, including long-term equity-based incentives, to a 2008 executive compensation survey and a regression analysis that had been performed on the survey data to better match the data of the companies included in the survey to results that more closely approximated companies with annual revenues similar to ours. The CFO then discussed the results of this survey and the internally conducted survey with our Chief Executive Officer (“CEO”). The CEO and CFO also reviewed internal pay equity between Executive Officers, taking into account such factors as individual performance against objectives and scope of responsibility. The CEO and CFO then presented their recommendations to the Compensation Committee on December 15, 2008, along with the surveys, the CEO’s review of the performance of our executives (other than himself) and the CFO’s analysis of the financial position of the Company and its performance against objectives. The Compensation Committee reviewed the CEO’s and CFO’s recommendations, discussed the individual performance of each of the executives, including the CEO, and corporate performance against stated objectives and approved the recommendations as described below.

Base Salary Program

We provide our Executive Officers with a base salary designed to attract and retain qualified executives and compensate them on a basis consistent with their peers in competitive companies relative to their skills, professional status, experience and contributions to the Company. Management and the Compensation Committee review base salary levels annually and compare the Company’s base salaries to salaries of our competitors and other public companies with similar annual revenues in similar industries. We have no specific percentile or range within which we target our Executive Officers’ base salaries in relation to our competitors. Based on the 2008 executive compensation survey results, our Executive Officers’ base compensation falls within either the 25th percentile or median of the ranges. We want our Executive Officers’ base salaries to be reasonable in relation to our peers, but not in excess of our competitors.

On December 15, 2008, based on the recommendations of management, the Compensation Committee approved increases in base salary to Mr. Gerdes, Mr. Cooper, Mr. Cornell, and Ms. McGrogan to amounts comparable to the results obtained in the compensation surveys. Mr. Gerdes’ base salary increased by $50,000, or 18.9%, to $315,000 from $265,000; Mr. Cornell’s base salary increased by $20,000, or 11.1%, to $200,000 from $180,000; Ms. McGrogan’s base salary increased by $50,000, or 25.0%, from $200,000 to $250,000; and Mr. Cooper’s salary increased by $10,000, or 5.6%, to $190,000 from $180,000.

Short-Term Cash Incentives

The Company awards cash incentives to Executive Officers who meet short-term performance objectives that are based on a combination of corporate and individual performance. Our objective is that short-term cash incentives will represent a maximum of 50%-100% of each executive officer’s base salary. For 2008, the maximum short-term cash incentives potential was 50% of base salary plus a $25,000 bonus at the discretion of the Board for each of Mr. Gerdes, Mr. Cornell and Ms. McGrogan. In 2008, the maximum short-term cash incentives potential for Mr. Cooper was 50% of base salary plus  1/2% of first year revenue from new sales. In 2009, the maximum short-term cash incentives potential is 60% of base salary for each of Mr. Gerdes, Mr. Cornell and Ms. McGrogan. In 2009, the maximum short-term cash incentives potential for Mr. Cooper is $20,000 plus 1% of first year revenue for new sales. We believe that this is consistent with our survey data and is sufficient to attract and retain talented individuals.

Corporate performance objectives typically represent 75%-100% of total potential cash incentives for each Named Executive Officer. The performance of each Named Executive Officer was and will be measured against two or more of the following corporate performance objectives for 2008 and 2009 (except where otherwise noted):

•	customer retention;

•	sales;

•	accounts receivable days outstanding (2009 only)

•	gross profit as a percentage of revenue;

•	cash flow (2008 only);

•	acquisitions; and

•	earnings per share.

Individual performance objectives typically represent 0%-25% of total potential cash incentives for each named Executive Officer. Measurement of achievement of such objectives is more subjective and discretionary than measurement of achievement of corporate performance objectives.

Corporate and individual objectives are proposed by management, approved by the Compensation Committee during the 4th quarter of each year and given to each Executive Officer in writing at the beginning of the fiscal year. Each objective is weighted and typically has a threshold, target and stretch level. Below the threshold, no cash incentive payment is earned. For 2009, at the threshold, 50% of the target cash incentive is earned. At target, 100% of the target cash incentive is earned. At stretch, 120% of the target cash incentive is earned. The performance by each individual (other than the CEO) against those objectives is evaluated at the end of the year by the CEO and reviewed with the Compensation Committee. The Compensation Committee evaluates the CEO’s performance against his individual objectives. Management believes cash incentives motivate our Executive Officers to achieve outstanding performance and help our Executive Officers focus their time and efforts in the areas that management believes will be most conducive to meeting its overall short-term objectives, and still provide the Executive Officers incentives to work on other areas that need improving outside of the objectives outlined in their goals.

On December 13, 2007, the Compensation Committee approved cash incentive payments for the four Executive Officers which were paid on January 31, 2008 as follows: $87,500 to Mr. Gerdes, $59,500 to Mr. Cornell, $75,000 to Ms. McGrogan and $20,000 to Mr. McKee, who was Senior Vice President of Sales and Marketing at the time. For Mr. Gerdes and Mr. Cornell, the amount of cash incentives was based on earnings per share and individual performance objectives. For Ms. McGrogan, the amount of cash incentive award was based on earnings per share, customer retention, gross profit as a percentage of revenue and individual performance objectives. For Mr. McKee, the amount of cash incentive award was based on earnings per share. In 2007, we achieved our customer retention, gross profit as a percentage of revenue and earning per share goals, but did not achieve our sales and acquisition goals. See the following section, Allocation of Compensation Elements, to see how total compensation awards were allocated.

On December 15, 2008, the Compensation Committee approved cash incentive payments for the four Executive Officers which were paid on January 31, 2009 as follows: $132,500 to Mr. Gerdes, $90,000 to Mr. Cornell, $100,000 to Ms. McGrogan and $40,000 to Mr. Cooper. For Mr. Gerdes and Mr. Cornell, the amount of cash incentives was based on earnings per share, cash flow from operations, acquisitions and individual performance objectives. For Ms. McGrogan, the amount of cash incentive award was based on customer retention, gross profit as a percentage of revenue, earnings per share and individual performance objectives. For Mr. Cooper, the amount of cash incentive award was based on sales and earnings per share. In 2008, we achieved our customer retention, gross profit as a percentage of revenue and earnings per share goals. We partially achieved our cash flow and acquisition goals, but did not achieve our sales goals. The total cash incentive payments paid above include discretionary bonuses approved by the Board of $7,612 for Mr. Gerdes, $18,850 for Mr. Cornell and $15,233 for Ms. McGrogan. See the following section, Allocation of Compensation Elements, to see how total compensation awards were allocated.

Long-Term Incentives

Long-term incentive compensation consists of equity-based compensation such as stock options or restricted stock awards that vest over a period of time. We believe this vesting period motivates our Executive Officers to focus their efforts on the long-term goals of the Company and aligns the executives’ interests with our stockholders’ interests since the ultimate value of such compensation is linked directly to the price of our stock.

We rely primarily on stock options to provide long-term incentive compensation because of the favorable tax treatment of stock options to our Executive Officers. Stock options typically have a ten-year term before expiration and are generally exercisable 25% per year on the grant date anniversary. Executives must be employed by the Company at the time of vesting in order for the options to vest. The exercise price of the options is based on the closing stock price on the date of grant. Our philosophy does not allow for repricing of stock options or for stock option grants made below market value on the date of grant.

We have not set a pre-determined range of long-term incentive compensation as a percentage of total compensation for any particular performance period. Instead, long-term incentives are awarded based on a combination of factors, including past individual and Company performance, the value of cumulative long-term incentive awards and the impact of potential dilution from new awards to existing shareholders. In addition, we do not have a pre-determined calendar schedule for the award of long-term incentive compensation to our Named Executive Officers. The Compensation Committee does not make such awards during periods in which the Named Executive Officers have material non-public information about the Company. In 2008, the Board granted 20,000 options to Mr. Gerdes, 50,000 options to Mr. Cornell, 65,000 options to Ms. McGrogan and 65,000 options to Mr. Cooper.

Broad-Based Benefits

We provide a broad range of employee benefits to our executives and full-time employees, including health, disability and life insurance, paid personal time off, paid holidays and a 401(k) retirement plan. There is no difference between the cost of and benefits provided under our broad-based benefit plans to executive officers compared to other full-time employees.

Allocation of Compensation Elements

For 2008, the mix of performance incentives and long-term incentives was determined with consideration of the data obtained in the two surveys discussed above and the Company’s performance and cash position, with the overall goal of awarding short-term cash incentives totaling a maximum of 50%-100% of each individual’s base salary. We have no pre-determined percentage of total compensation related to the award of long-term equity-based incentives. As a percentage of base salary, cash incentives paid and the value of stock options granted (calculated using the Black-Scholes-Merton valuation model) in 2008 were as follows:

Name	2008 annual Salary (1)	Incentive Awards (2)	Value of Option Awards	Total Value of Awards Granted in 2008	Percentage of Total Awards to Salary
Larry G. Gerdes	$265,000	$132,500	$140,000	$272,500	102.8%
Lance Cornell	180,000	90,000	393,050	483,050	268.4%
Susan McGrogan	200,000	100,000	522,500	622,500	311.3%
Leo Cooper	180,000	79,375	499,500	578,875	321.6%

(1)	Salaries effective throughout 2008.
(2)	Cash incentive awards granted on December 15, 2008 and paid on January 31, 2009, except for Mr. Cooper who was paid commission as earned in 2008.
(3)	Options granted on March 12, 2008, July 29, 2008 and November 10, 2008.

Employment Agreements and Severance Agreements

Our philosophy is to enter into executive officer employment contracts and retention agreements based on the particular facts and circumstances involved in the individual employment relationship. The terms of any such agreements are approved by the Compensation Committee. The Company does not currently have employment agreements with any of its executive officers and does not have any severance agreements other than with Mr. Cornell, who is due six months severance in the event he is no longer the Chief Financial Officer upon a change of control.

In the event of a change of control, as defined in the respective stock incentive plans, and if the agreement effectuating the change of control does not provide for the assumption or substitution of all outstanding options of the Company, with respect to any stock options awarded under the stock incentive plans, the Compensation Committee, in its sole discretion, may, take any or all of the following actions: (i) accelerate the vesting and/or exercisability of any such option, (ii) cancel any such option that is not vested and/or which has not become exercisable as of the date of the change of control, (iii) cancel any such option in exchange for cash or property, (iv) provide the holder with an opportunity to exercise the option prior to the effective date of the effective date of the change of control, or (v) cancel any such option and notify the holder if the fair market value of the shares of that could be purchased under the options does not exceed the aggregate exercise price of the options. In the case of restricted stock awards, in the event of a change of control, with respect to any awards issued under the stock incentive plans, the Compensation Committee, in its sole discretion, may, take any or all of the following actions: (i) accelerate the vesting and/or exercisability of any such award, (ii) cancel any such award that is not vested and/or which has not become exercisable as of the date of the change of control, (iii) cancel any such award in exchange for cash or property, (iv) provide the holder with an opportunity to exercise the award prior to the effective date of the effective date of the change of control, or (v) cancel any such award and notify the holder if the fair market value of the shares of that could be purchased under the award does not exceed the aggregate exercise price of the award.

Retirement Plan

We offer each employee, including Executive Officers, the opportunity to participate in our 401(k) plan. Employees may contribute up to the maximum allowed by the Internal Revenue Service. The Company may elect to match a portion of their contributions. During 2008, we made $156,000 of matching cash contributions to our employees and Executive Officers.

Perquisites

Other than the compensation elements described above, we do not provide any other benefit to our Executive Officers that would qualify as a perquisite for purposes of this Compensation Discussion and Analysis.

Accounting and Tax Considerations

The Company adopted Statement of Financial Accounting Standard (“SFAS”) No. 123R effective January 1, 2006. As such, the fair value of options calculated in accordance with the Black-Scholes-Merton valuation model is expensed as compensation cost over the period of service related to the options (typically the vesting period).

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals, unless the compensation is performance-based. The Company has no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

March 31, 2009

We have reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management.

Based on such review and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in this Proxy Statement.

The Stock Option and Compensation Committee

Charles E. Thoele, Chairman

Joseph P. Clayton

James D. Edwards

EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

The following table provides certain summary information for the year ended December 31, 2008, 2007 and 2006 concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer, Chief Financial Officer and the other executive officers of the Company whose total compensation exceeded $100,000 during the year ended December 31, 2008.

Name & Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (1) ($)		Option Awards (1) (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation		Total ($)
Larry Gerdes Chief Executive Officer	2008 2007 2006	$265,000 250,000 235,000	$	— — —	$	— — —	$68,523 55,250 32,912	$132,500 87,500 35,000	$	— — —	$466,023 392,750 302,912

Lance Cornell Chief Financial Officer	2008 2007 2006	180,000 170,000 160,000		— — —		— — —	67,129 28,750 11,057	90,000 59,500 35,000		4,740 — —	341,869 258,250 206,057

Susan McGrogan (4) Chief Operating Officer	2008 2007 2006	200,000 150,000 108,333		— — 30,000		— — —	81,067 14,388 4,481	100,000 75,000 20,000		2,167 — —	383,234 239,388 162,814

Leo Cooper (5) Executive Vice President Sales & Marketing	2008	157,500		—		—	82,304	79,375			319,179

Jeffrey C. McKee (6) Senior Vice President Sales & Marketing	2008 2007 2006	120,000 140,000 130,000		— — —		— — 20,300	6,254 12,100 4,879	76,380 20,000 22,569		2,775 — —	205,409 172,100 177,748

(1)	The value of stock and option awards represents the amount of compensation cost recognized by the Company for financial statement purposes during 2008, 2007 and 2006 under Statement of Financial Accounting Standards 123R (“SFAS 123R”).

(2)	The fair value of each option grant is estimated on the date of grant using the Black-Scholes-Merton option-pricing model with the assumptions used for options granted during the period the option was granted and amortized over the vesting period. The numbers are difficult to compare between the Named Executive Officers and also from year to year because the numbers represent accounting expense for portions of several awards.

(3)	Non-Equity incentives in 2008 represent awards approved in 2008, but payable January 31, 2009. Non-Equity incentives in 2007 represent awards approved in 2007, but payable January 31, 2008.

(4)	Ms. McGrogan was appointed Chief Operating Officer on February 2, 2007. She served as Senior Vice President—Operations between August 8, 2006 and February 2, 2007. Prior to August 8, 2006, Ms. McGrogan served as President of Medical Dictation, Inc. from her date of hire on January 31, 2005.

(5)	Mr. Cooper was hired on January 18, 2008 to the position of Executive Vice President—Sales & Marketing.

(6)	Mr. McKee resigned his position as Senior Vice President – Sales & Marketing on January 18, 2008. Mr. McKee is still employed by the Company but is no longer a Named Executive Officer.

2008 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding plan-based compensation awards during the year ended December 31, 2008 for each of the Named Executive Officers.

Name	Grant Date	All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (5)
Larry Gerdes (1)	March 12, 2008	—	20,000	$9.98	$140,000

Lance Cornell (1)(2)(3)	November 10, 2008	—	15,000	$11.06	$123,600
	July 29, 2008	—	15,000	$11.75	$129,450
	March 12, 2008	—	20,000	$9.98	$140,000

Sue McGrogan (1)(2)(3)	November 10, 2008	—	15,000	$11.06	$123,600
	July 29, 2008	—	30,000	$11.75	$258,900
	March 12, 2008	—	20,000	$9.98	$140,000

Leo Cooper(2)(3)(4)	November 10, 2008	—	15,000	$11.06	$123,600
	July 29, 2008	—	10,000	$11.75	$86,300
	February 18, 2008	—	40,000	$10.32	$289,600

(1)	Options to purchase Transcend Common Stock were issued to Mr. Gerdes, Mr. Cornell and Ms. McGrogan at an exercise price of $9.98 (the closing price of the Company’s stock on March 12, 2008), expire ten years from grant date and vest 25% per year.

(2)	Options to purchase Transcend Common Stock were issued to Mr. Cornell, Ms. McGrogan and Mr. Cooper at an exercise price of $11.75 (the closing price of the Company’s stock on July 29, 2008), expire ten years from grant date and vest 25% per year.

(3)	Options to purchase Transcend Common Stock were issued to Mr. Cornell, Ms. McGrogan and Mr. Cooper at an exercise price of $11.06 (the closing price of the Company’s stock on November 10, 2008), expire ten years from grant date and vest 25% per year.

(4)	Options to purchase Transcend Common Stock were issued to Mr. Cooper at an exercise price of $10.32 (the closing price of the Company’s stock on February 18, 2008), expire ten years from grant date and vest 25% per year.

(5)	The fair value of each option grant is estimated on the date of grant using the Black-Scholes-Merton option-pricing model with the following weighted average assumptions used for all options granted for the year ended December 31, 2008: dividend yield of 0%; volatility of 105.61%; risk-free interest rate of 2.55%; expected forfeiture rate of 50%; weighted average exercise price of $10.91; and expected life of 3.81 years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides certain information regarding the total number of equity awards outstanding as of December 31, 2008 for each of the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Larry G. Gerdes (1) (2) (3)	100,000 25,000	— 25,000 20,000	$4.15 3.40 9.98	12/24/2013 12/15/2016 3/12/2018

Lance Cornell (2) (3) (4) (5) (6)	40,000 25,000	— 25,000 20,000 15,000 15,000	2.10 3.40 9.98 11.75 11.06	11/1/2015 12/15/2016 3/12/2018 7/29/2018 11/10/2018

Sue McGrogan (2) (3) (4) (5) (7)	15,000 3,750 15,000	— 1,250 15,000 20,000 30,000 15,000	2.95 2.00 3.40 9.98 11.75 11.06	1/31/2015 11/10/2015 12/15/2016 3/12/2018 7/29/2018 11/10/2018

Leo Cooper (4) (5) (8)		40,000 10,000 15,000	10.32 11.75 11.06	2/18/2018 7/29/2018 11/10/2018

(1)	Mr. Gerdes was issued 100,000 non-qualified stock options on December 24, 2003, that vested as follows: 50,000 on December 24, 2004, 25,000 on December 24, 2005 and 25,000 on December 24, 2006.

(2)	Mr. Gerdes, Mr. Cornell, and Ms. McGrogan were each granted stock options on December 15, 2006 that vest 25% per year.

(3)	Mr. Gerdes, Mr. Cornell, and Ms. McGrogan were each granted incentive stock options in a single grant on March 12, 2008 that vest 25% per year.

(4)	Mr. Cornell, Ms. McGrogan and Mr. Cooper were each granted incentive stock options in a single grant on July 29, 2008 that vest 25% per year.

(5)	Mr. Cornell, Ms. McGrogan and Mr. Cooper were each granted incentive stock options in a single grant on November 10, 2008 that vest 25% per year.

(6)	Mr. Cornell was granted 50,000 incentive stock options on November 1, 2005 that vested in three equal parts on December 31 of 2005, 2006 and 2007. Mr. Cornell subsequently exercised 10,000 vested shares of this grant on June 11, 2007.

(7)	Ms. McGrogan was granted 15,000 incentive stock options on January 31, 2005 that vest 33% per year. On November 10, 2005, Ms. McGrogan was granted 5,000 incentive stock options that vest 25% per year.

(8)	Mr. Cooper was granted 40,000 incentive stock options on February 18, 2008 that vest 25% per year.

OPTION EXERCISES AND STOCK VESTED

There were neither exercises of options nor vesting of restricted stock by or for the Named Executive Officers for the year ended December 31, 2008.

DIRECTOR COMPENSATION

The following table provides certain information regarding the amount of fees earned or paid and the amount of compensation cost recognized by the Company for financial statement purposes under SFAS 123R for the year ended December 31, 2008 related to stock options awarded to each of the Directors:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total
Joseph G. Bleser	$17,000	$22,913	$39,913
Joseph P. Clayton	20,500	22,913	43,413
James D. Edwards	19,000	22,913	41,913
Walter S. Huff, Jr.	16,000	22,913	38,913
Sidney V. Sack	24,000	22,913	46,913
Charles E. Thoele	19,750	22,913	42,663

COMPENSATION OF DIRECTORS

In accordance with its charter, the Nominating and Corporate Governance Committee is responsible for reviewing compensation for directors serving on the Board of Directors and its Committees. For their first term of service, newly appointed non-management Directors are awarded a non-qualified option to purchase 10,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant that vests 100% on the first anniversary of the grant date. Non-management Directors that are re-elected to the Board are awarded non-qualified options to purchase 5,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant that vests 100% on the first anniversary of the grant date. On May 9, 2008, Messrs. Bleser, Clayton, Edwards, Huff, Sack and Thoele were each granted a ten-year option to purchase 5,000 shares of the Company’s common stock at an exercise price of $16.01 per share with a vesting date of May 9, 2009. In addition, each non-management Director receives (i) a cash retainer of $3,500 per quarter with the exception of the Chairman of the Audit Committee whose cash retainer is $4,500 per quarter; (ii) a $500 fee for participating in each meeting of the Board, other than telephonic meetings for which the fee is $250 per meeting; and (iii) a $250 fee for participating in each meeting of a Committee of the Board. No fees are paid to Mr. Gerdes, the Chairman of the Board, who is also an Executive Officer of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Stock Option and Compensation Committee of the Board of Directors for 2008 was comprised of Messrs. Charles E. Thoele (Chairman), Joseph P. Clayton and James D. Edwards. None of the members of the Stock Option and Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2008. No interlocking relationship exists between members of the Company’s Board of Directors or Compensation Committee and members of the board of directors or compensation committee of any other company.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of stock options under all of the Company’s existing equity compensation plans, including the Company’s 1992 Stock Option Plan, 2001 Stock Option Plan, 2003 Stock Incentive Plan, 2005 Stock Incentive Plan and 2007 Stock Incentive Plan as of December 31, 2008.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	912,267	$6.90	6,424
Equity compensation plans not approved by security holders	0	N/A	0
Total	912,267	$6.90	6,424

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Code of Business Conduct and Ethics Policy (“Code of Ethics”) addresses any conflicts of interests on the part of any employee that might cast doubt on an employee’s ability to act objectively when representing us. In addition to setting guidelines, the Code of Ethics provides that each potential conflict of interest will be reviewed and the final decision as to the existence of a conflict made by our Chief Executive Officer. Further, all related party transactions involving our directors or Executive Officers are reviewed by the Nominating and Corporate Governance Committee.

During 2008, the Nominating and Corporate Governance Committee reviewed one related party transaction. On January 31, 2005, in conjunction with the purchase of Medical Dictation, Inc. by Transcend, the Company entered into a $3.5 million promissory note payable to Susan McGrogan, now the Company’s Chief Operating Officer, in three installments on January 31 of 2006, 2007 and 2008. During the first quarter of 2008, the Company paid $1.2 million as the final installment on the note and $59,000 of accrued interest to Ms. McGrogan. The Committee’s assessment was that the transaction was properly made in the ordinary course of business.

PROPOSALS BY STOCKHOLDERS

Proposals by stockholders intended to be presented at the 2010 Transcend annual meeting (to be held in the Spring of 2010) must be forwarded in writing and received at the principal executive office of Transcend no later than January 1, 2010 and directed to the attention of the Secretary for consideration for inclusion in Transcend’s proxy statement for the Annual Meeting of Stockholders to be held in 2010. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

In connection with the Company’s Annual Meeting of Stockholders to be held in 2010, if the Company does not receive notice of a matter or proposal to be considered by January 1, 2010, then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is properly raised at the Annual Meeting and put to a vote.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, Executive Officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, Directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation.

The rules of the Securities and Exchange Commission require us to disclose late filings of stock transaction reports by our Executive Officers and Directors. During the year ended December 31, 2008, six reports, covering six transactions, were inadvertently filed six days late by six Directors. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, officers and greater than 10% stockholders, with the exception of these filings, were complied with during the year ended December 31, 2008.

Although it is not the Company’s obligation to make filings pursuant to Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report to the Company’s Chief Financial Officer all trading activity in the Company’s Common Stock on the day of said trade(s) to facilitate the timely filing of the reports(s) of such trading activity with the Securities and Exchange Commission.

ANNUAL REPORT ON FORM 10-K

Additional information concerning the Company, including financial statements of the Company, is provided in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Exhibits filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission, are available to stockholders who make written request to the Company’s Secretary, One Glenlake Parkway, Suite 1325, Atlanta, Georgia 30328. These documents may also be accessed from the Company’s website at www.transcendservices.com, and for beneficial stockholders, at www.proxyvote.com.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment of what is in the best interests of the Company.

By Order of the Board of Directors

LARRY G. GERDES Chairman of the Board

Atlanta, Georgia

April 6, 2009

EXHIBIT A

TRANSCEND SERVICES, INC.

2009 STOCK INCENTIVE PLAN

1	PURPOSE

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients by providing an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals.

2	DEFINITIONS

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.

2.1    Amendment Date means, with respect to any amendment to this Plan pursuant to Section 12 referenced in Section 9.1, the earlier of (1) date on which this Plan is so amended by the Board, or (2) the date on which such amendment is approved by the stockholders.

2.2    Board means the Board of Directors of the Company.

2.3    Business means the provision of medical transcription services and transcription processing platforms to hospitals, medical practices, integrated delivery networks, large clinics and other licensed physicians and practitioners in the United States.

2.4    Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

2.5    Change of Control means either of the following:

(a)    any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

(b)    any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

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2.6    Code means the Internal Revenue Code of 1986, as amended.

2.7    Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

2.8    Company means Transcend Services, Inc., a Delaware corporation, and any successor to such organization.

2.9    Common Stock means the common stock of the Company.

2.10    Confidential Information means (a) information of the Company, to the extent not considered a Trade Secret under applicable law, that (i) relates to the business of the Company, (ii) possesses an element of value to the Company, (iii) is not generally known to the Company’s competitors, and (iv) would damage the Company if disclosed, and (b) information of any third party provided to the Company which the Company is obligated to treat as confidential. Confidential Information includes, but is not limited to, (i) future business plans, (ii) the composition, description, schematic or design of products, future products or equipment of the Company (iii) communication systems, audio systems, system designs and related documentation, (iv) advertising or marketing plans, (v) information regarding independent contractors, employees, clients and customers of the Company, and (vi) information concerning the Company’s financial structure and methods and procedures of operation. Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating the legal rights of any party, or (iii) otherwise enters the public domain through lawful means.

2.11    Contact means, with respect to a Participant, any interaction between such Participant and a Customer which (i) takes place in an effort to establish, maintain, and/or further a business relationship on behalf of the Company and (ii) occurs during the last year of a Participant’s employment with, or performance of services for, the Company .

2.12    Controlled Group means the Company and any other entity the employees of which would be required to be aggregated with the employees of the Company pursuant to Code §§414(b), (c), (m) or (o).

2.13    Customer means any person or entity to whom the Company has sold its products or services, or has solicited to sell its products or services.

2.14 Director	means a member of the Board.

2.15 Effective	Date means the “Effective Date” as set forth in Section 4 of this Plan.

2.16 Eligible	Recipient means an Employee and/or a Key Person.

2.17 Employee	means a common law employee of the Company, a Subsidiary or a Parent.

2.18 Exchange	Act means the Securities Exchange Act of 1934, as amended.

2.19    Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.20    Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

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If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.21    FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

2.22    Forfeiture Activities means, with respect to a Participant, any of the following:

(a)    Trade Secrets & Confidential Information. Such Participant (i) uses, discloses, or reverse engineers the Trade Secrets or the Confidential Information for any purpose other than the Company’s Business, except as authorized in writing by the Company; or (ii) after Participant’s cessation of services for the Company, retains Trade Secrets or Confidential Information, including any copies existing in any form (including electronic form), which are in Participant’s possession or control, or destroys, deletes, or alters the Trade Secrets or Confidential Information without the Company’s prior written consent. The Forfeiture Activities under this subsection (a) shall: (i) with regard to the Trade Secrets, remain in effect and be applicable as long as the information constitutes a Trade Secret under applicable law, and (ii) with regard to the Confidential Information, remain in effect and be applicable during the Forfeiture Period.

(b)    Solicitation of Customers. During the Forfeiture Period of such Participant, the Participant directly or indirectly solicits any Customer of the Company for the purpose of selling or providing any goods or services competitive with the Business, provided that such Participant had Contact with such Customer. Nothing in this subsection (b) shall be construed to include Customers of the Company (i) which such Participant never sold or provided any goods or services to while employed by the Company, (ii) that explicitly severed it business relationship with the Company unless such Participant, directly or indirectly, caused or encouraged the Customer to sever the relationship, or (iii) which product line or service line the Company no longer offers. The restrictions set forth in this subsection (b) apply only to the Customers with whom the Participant had Contact.

(c)    Solicitation of Forfeiture Period Employees. During the Forfeiture Period of such Participant, the Participant, directly or indirectly, solicits, recruits or induces any Forfeiture Period Employee to (a) terminate his employment relationship with the Company or (b) work for any other person or entity engaged in the Business; provided, however, this subsection (c) shall only apply if such Participant had Material Interaction with such Forfeiture Period Employee, or if such Participant, directly or indirectly, supervised such Forfeiture Period Employee.

2.23    Forfeiture Period means, with respect to a Participant, the time period during which such Participant is employed with, or is performing services for, the Company, and for a period of two (2) years thereafter.

2.24    Forfeiture Period Employee means any Person who (a) is employed by the Company at the time Participant ceases to perform services for the Company, or (b) was employed by the Company during the last year in which Participant performed services for the Company (or during the period in which the Participant performed services for the Company if the Participant performed services for the Company for less than a year).

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2.25    Incumbent Directors means the individuals who, at the Effective Date, constitute the Board, and any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination); provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, that, subject to the provisions of this Section, no person shall be deemed to be an Incumbent Director until such time as he or she takes office as a director of the Company.

2.26    Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.27    ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.

2.28    Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company, a Subsidiary or a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of the general instructions to SEC Form S-8.

2.29    Material Interaction means, with respect to a Participant, any interaction between such Participant and a Forfeiture Period Employee which relates or related, directly or indirectly, to the performance of such Participant’s duties for the Company.

2.30    NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.

2.31 Option	means an ISO or a NQSO.

2.32    Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

2.33    Parent means any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.34 Participant	means an individual who receives a Stock Incentive hereunder.

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2.35    Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code §162(m).

2.36    Plan means the Transcend Services, Inc. 2009 Stock Incentive Plan, as may be amended from time to time.

2.37    Qualified Termination means a termination of the employment of an employee where such termination is done by the Company without Cause.

2.38    Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

2.39    Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.40    SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.

2.41 Share	means a share of the Common Stock of the Company.

2.42    Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.43    Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right.

2.44    Stock Incentive Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of a Stock Incentive.

2.45    Subsidiary means any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.46    Ten Percent Stockholder means a person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent. For purposes of the preceding sentence, shares of stock owned

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(directly or indirectly) by or for a person’s brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants will be considered to be owned by the person, and if a domestic or foreign corporation , partnership, estate or trust owns (directly or indirectly) shares of stock, those shares are considered to be owned proportionately by or for the stockholders, partners, or beneficiaries of the corporation, partnership, estate or trust. The extent to which stock held by a person as a trustee of a voting trust is considered owned by such person is determined under all of the facts and circumstances. Stock that a person may purchase under outstanding options is not treated as stock owned by such person. In interpreting the foregoing, the provisions of Treas. Reg. §1.422-2(f)(2) shall govern.

2.47    Trade Secrets means information of the Company, and their licensors, suppliers, clients and customers, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

3	SHARES SUBJECT TO STOCK INCENTIVES

3.1    Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of:

(a)    Four Hundred Thousand (400,000), plus,

(b)    all Shares (A) which were reserved for issuance under the Transcend Services, Inc. 1992, 2001, 2003, 2005 and 2007 Stock Incentive Plans (the “Prior Plans”), (B) which have not, as of the Effective Date of this Plan, been issued, and (C)(1) which are not, as of the Effective Date of this Plan, subject to any outstanding awards under the Prior Plans, or (2) which are, as of the Effective Date of this Plan, subject to an outstanding award under the Prior Plans, and which subsequently, through cancellation or expiration or lapse of such award after the Effective Date of this Plan, can no longer be issued pursuant to such award; provided, however, in no event shall the number of such Shares available for issuance under the preceding provisions of this subsection (b) exceed the sum of the number of options currently outstanding (912,267) and available for issuance (6,424), all as adjusted pursuant to Section 10. (It is the intent of the foregoing subsection (b) that any Shares which were reserved for issuance under the Prior Plan and which are not actually issued under such Prior Plan and which are no longer subject to issuance pursuant to an award issued under such Prior Plan shall become Shares available under this Plan, subject to the limitation contained in subsection (b).) Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the Company, from Shares paid to the Company pursuant to the exercise of Stock Incentives issued under the Plan, or from Shares withheld by the Company for payment of taxes.

3.2    Additions to Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive or an award under the Prior Plan that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive or award thereafter shall again become available for use under this Plan, subject to the limitations of Section 3.1. Only the net number of Shares that are issued pursuant to the exercise of an Option shall be counted as issued in applying the provisions of Section 3.1 above in the case of an Option which is exercised through a “cashless” or “net share” exercise as described in Section 7.2(e).

3.3    Maximum Aggregate Shares Issuable ISO Limitation. The maximum total number of Shares that may be issued pursuant to the exercise of ISO’s under this Plan shall at all times be exactly the same as the maximum total number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding Sections of this Section 3.

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3.4    Code §162(m) Participant Limitation. Notwithstanding anything herein to the contrary, no Participant may be granted Stock Incentives covering an aggregate number of Shares in excess of One Hundred Thousand (100,000) in any calendar year, and any Shares subject to a Stock Incentive which again become available for use under this Plan after the cancellation, expiration or exchange of such Stock Incentive thereafter shall continue to be counted in applying this calendar year Participant limitation.

4	EFFECTIVE DATE

The Effective Date of this Plan shall be the date it is adopted by the Board, or such delayed effective date as the Board may specify, as noted in resolutions effectuating such adoption. This Plan shall be subject to the approval of the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board, disregarding any contingencies or delayed effective date relative to such adoption. In the event that stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should this Plan be rejected by the stockholders after being submitted to the stockholders for their approval, the Plan shall immediately terminate at that time, and no further grants shall be made under this Plan thereafter. Notwithstanding the foregoing, no ISO shall be exercisable prior to the date that stockholder approval of this Plan is obtained unless the Optionee recipient of such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes, and any exercise of an ISO option by an Optionee prior to the date that stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Optionee.

5	ADMINISTRATION

5.1    General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2    Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.

5.3    Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under

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the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

5.4    Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries.

5.5    Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a director (other than an independent director of the Company), the loss or liability was the result of negligence or misconduct by the director, or (b) in the case that the director is an independent director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the director. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from Stockholders.

6	ELIGIBILITY

Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISO’s.

7	TERMS OF STOCK INCENTIVES

7.1 Terms	& Conditions of All Stock Incentives.

(a)    Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Stock Options for the purpose of achieving a lower

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Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

(b)    Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

(c)    Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

(d)    Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled.

7.2 Terms	& Conditions of Options.

(a)    Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)    Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

(c)    Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If an Option is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever price is greater. Any Option intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant. Any Option intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted determined as of the date of such grant. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value

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of the Shares subject thereto determined as of the date of such grant, consistent with Prop. Treas. Reg. §1.409A-1(b)(5)(iv), Notice 2005-1, and any other applicable guidance or regulations issued by the Internal Revenue Service.

(d)    Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(1)	make an Option exercisable before the date such Option is granted; or

(2)	make an Option exercisable after the earlier of:

(i) the date such Option is exercised in full, or

(ii) the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder.

A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

(e)    Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.

(f)    Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if the recipient of an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable,

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including, without limitation, vesting or performance-based restrictions, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(g)    Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant.

(h)    Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

(i)    ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).

(j)    Potential Repricing of Stock Options. With respect to any Option granted pursuant to, and under, this Plan, the Board (or a committee thereof) may determine that the repricing of all or any portion of existing outstanding Options is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.

7.3	Terms and Conditions of Stock Appreciation Rights.

(a)    Grants of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair

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Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than eighty-five (85%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant, consistent with Prop. Treas. Reg. §1.409A-1(b)(5)(iv), Notice 2005-1, and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b)    Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.

(c)    Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercisability of a Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be carefully restricted in accordance with Code §409A requirements. Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.

(d)    Transferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant, except that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances in accordance with the terms and provisions of the Stock Incentive Agreement governing such Stock Appreciation Right. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

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(e)    Special Provisions for Tandem SAR’s. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

(f)    Code §409A Requirements. A Stock Appreciation Right must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Stock Appreciation Right should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Stock Appreciation Right.

7.4	Terms & Conditions of Restricted Stock Awards.

(a)    Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 13, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 13, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b)    Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

(c) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

(d)    Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(e)    Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except (A) upon the death of the holder Participant, a Restricted Stock Award may be transferred by will or by the laws of descent and distribution, (B) a Restricted Stock Award may, unless the

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applicable Stock Incentive Agreement provides otherwise, be transferred at any time provided that the transferee is bound by all terms and provisions of the underlying Restricted Stock Award, and (C) a Restricted Stock Award may be transferred at any time following the lapse of all restrictions on transferability of the Restricted Stock Award.

(f)    Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and shall receive dividends during the periods of restriction.

7.5	Terms & Conditions of Restricted Stock Units.

(a)    Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Unit receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b)    Vesting of Restricted Stock Units. The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.

(c)    Acceleration of Award. The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

(d)    Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

(e)    Transferability of Restricted Stock Units. Except as otherwise provided in a Participant’s Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)    Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

(g)    Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Restricted Stock Unit should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.

(h)    No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Restricted Stock Unit must contain terms and provisions designed to ensure that the Restricted Stock Unit will not be considered an “employee benefit plan” as defined in ERISA §3(3).

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(i)    Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

8	SECURITIES REGULATION

Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

9	LIFE OF PLAN

No Stock Incentive shall be granted under this Plan on or after the earlier of:

9.1    the tenth (10th) anniversary of the Effective Date of this Plan (or the tenth (10 th) anniversary of the Amendment Date of any subsequent amendment to this Plan if such amendment would require the approval of the stockholders pursuant to Treas. Reg. §1.422-2(b)(2) and such approval was obtained), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable, or

9.2    the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

10	ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted by the Board in its sole discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FAS 123R. Furthermore, the Board shall have the right to, and may in its sole

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discretion, adjust (in a manner that satisfies the requirements of Code §424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FAS 123R. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

11	CHANGE OF CONTROL OF COMPANY

11.1    General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of any such Non-Assumed Option; and/or

(b) Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

(c) Unilaterally cancel any such Non-Assumed Option in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; or

(2) cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

(d) Unilaterally cancel any such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e) Unilaterally cancel any such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the

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requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2    General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

(b) Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of the Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed SAR in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; or

(2) cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

(d) Unilaterally cancel such Non-Assumed SAR after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e) Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

11.3    General Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted

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Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting of such Non-Assumed RSU; and/or

(b) Unilaterally cancel any such Non-Assumed RSU which has not vested as of the Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed RSU in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); or

(2) cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); and/or

(d) Unilaterally cancel such Non-Assumed RSU and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.

11.4    General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

12	AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Stock Incentives under Section 6. Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is, or become, listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Stock Incentives which meet the Performance-Based Exception. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock

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Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)

13	PERFORMANCE CRITERIA FOR PERFORMANCE-BASED EXCEPTION

13.1    Performance Goal Business Criteria. The following performance measure(s) must be used by a Committee composed of solely two (2) or more Outside Directors to determine the degree of payout and/or vesting with respect to a Stock Incentive granted pursuant to this Plan in order for such Stock Incentive to qualify for the Performance-Based Exception:

(a)    Earnings per share;

(b)    Net income (before or after taxes);

(c)    Return measures (including, but not limited to, return on assets, equity or sales);

(d)    Cash flow return on investments which equals net cash flows divided by owners equity;

(e)    Earnings before or after taxes, depreciation and/or amortization;

(f)    Gross revenues;

(g)    Operating income (before or after taxes);

(h)    Total stockholder returns;

(i)    Corporate performance indicators (indices based on the level of certain services provided to customers);

(j)    Achievement of sales targets;

(k)    Completion of acquisitions;

(l)    Cash generation, profit and/or revenue targets;

(m)    Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(n)    Share price (including, but not limited to, growth measures and total stockholder return); and/or

(o)    Pre-tax profits.

The Board may propose for stockholder vote and stockholder approval a change in these general performance measures set forth in this Section at any time.

13.2    Discretion in Formulation of Performance Goals. The Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

13.3    Performance Periods. The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must

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be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

13.4    Modifications to Performance Goal Business Criteria. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m) and without regard to the provisions of this Section 13; otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

14	MISCELLANEOUS

14.1    Stockholder Rights. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

14.2    No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

14.3    Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

14.4    Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early

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disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

14.5    Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

14.6    Governing Law. The laws of the State of Delaware shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Delaware’s conflict of law rules would apply another state’s laws, the laws of the State of Delaware shall still govern.

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PROXY SOLICITED BY THE BOARD OF DIRECTORS OF TRANSCEND SERVICES, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2009

The undersigned hereby appoints Larry G. Gerdes and Walter S. Huff, Jr., or either of them, with full power of substitution as proxies and attorneys-in-fact, to represent and vote, as designated below, the common stock of the undersigned at the Annual Meeting of Stockholders of Transcend Services Inc., (the “Company”) to be held on May 19, 2009 at The Buckhead Club, The Sovereign Building, 3344 Peachtree Road, N.E., Suite 2600, Atlanta, Georgia 30326-4805 at 11:30 a.m. eastern time, and at any adjournments or postponements thereof on the matters set forth below:

1.	To elect a Board of Directors consisting of seven members to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified:

☐ For all Nominees listed below (except as instructed below).

Joseph G. Bleser, Joseph P. Clayton, James D. Edwards, Larry G. Gerdes, Walter S. Huff, Jr., Sidney V. Sack and Charles E. Thoele

☐ WITHHOLD AUTHORITY to vote for those Nominees listed below:

2.	To approve the 2009 Stock Incentive Plan set forth as Exhibit A to the Proxy Statement.

3.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm to audit the accounts of the Company for the year ending December 31, 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any postponements or adjournments thereof.

The Board of Directors recommends a vote “FOR” each of the above proposals.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXIES DESIGNATED HEREIN ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder

Signature of Stockholder

Dated:

Important: Sign exactly as your name appears on this proxy card. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.